                                                                                               EXHIBIT 25.3





= = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = =


                                           FORM T-1

                              SECURITIES AND EXCHANGE COMMISSION
                                    Washington, D.C. 20549

                                   STATEMENT OF ELIGIBILITY
                          UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                           CORPORATION DESIGNATED TO ACT AS TRUSTEE

                             CHECK IF AN APPLICATION TO DETERMINE
                             ELIGIBILITY OF A TRUSTEE PURSUANT TO
                                   SECTION 305(b)(2)    |__|
                                  ___________________________

                                     THE BANK OF NEW YORK
                      (Exact name of trustee as specified in its charter)

New York                                                         13-5160382
(State of incorporation                                          (I.R.S. employer
if not a U.S. national bank)                                     identification no.)

One Wall Street, New York, N.Y.                                  10286
(Address of principal executive offices)                         (Zip code)

                                  ___________________________

                               Marsh & McLennan Companies, Inc.
                      (Exact name of obligor as specified in its charter)

Delaware                                                         36-2668272
(State or other jurisdiction of                                  (I.R.S. employer
incorporation or organization)                                   identification no.)

1166 Avenue of the Americas
New York, New York                                               10036
(Address of principal executive offices)                         (Zip code)


                                    Senior Debt Securities
                              (Title of the indenture securities)


= = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = =



                                                         2





1.       General information.  Furnish the following information as to the Trustee:

         (a) Name and address of each examining or supervising authority to which it is subject.

------------------------------------------------------------------------------------------------------------------
                    Name                                              Address
------------------------------------------------------------------------------------------------------------------

        Superintendent of Banks of the State of          2 Rector Street, New York, N.Y.
        New York                                         10006, and Albany, N.Y. 12203

        Federal Reserve Bank of New York                 33 Liberty Plaza, New York, N.Y.
                                                         10045

        Federal Deposit Insurance Corporation            Washington, D.C.  20429

        New York Clearing House Association              New York, New York   10005

         (b)      Whether it is authorized to exercise corporate trust powers.

         Yes.

2.       Affiliations with Obligor.

         If the obligor is an affiliate of the trustee, describe each such affiliation.

         None.

16.      List of Exhibits.

         Exhibits  identified in parentheses  below, on file with the Commission,  are  incorporated  herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939
         (the "Act") and 17 C.F.R. 229.10(d).

         1.       A copy of the  Organization  Certificate  of The Bank of New York  (formerly  Irving Trust
                  Company) as now in effect, which  contains  the  authority  to commence  business  and a grant of powers to  exercise  corporate trust  powers. (Exhibit 1 to Amendment No. 1 to
                  Form T-1 filed with Registration  Statement No. 33-6215, Exhibits  1a and 1b to Form T-1
                  filed with Registration  Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with
                  Registration Statement No. 33-29637.)

         4.       A copy of the  existing  By-laws  of the  Trustee.  (Exhibit  4 to Form T-1 filed  with
                  Registration Statement No. 33-31019.)

         6.       The consent of the Trustee required by Section 321(b) of the Act.

         7.       A copy of the latest  report of  condition of the Trustee  published  pursuant to law or to the requirements of its supervising or examining authority.



                                                         3





                                                        SIGNATURE


         Pursuant to the  requirements  of the Act, the Trustee,  The Bank of New York, a corporation  organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the  undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 13th day of July, 2004.


                                                            THE BANK OF NEW YORK


                                                            By:     /S/ ROBERT A. MASSIMILLO
                                                               _____________________________
                                                               Name:    ROBERT A. MASSIMILLO
                                                               Title:   VICE PRESIDENT



                                                         4





                                                                                                  EXHIBIT 7


------------------------------------------------------------------------------------------------------------------
                                           Consolidated Report of Condition of

                                                  THE BANK OF NEW YORK

                                        of One Wall Street, New York, N.Y. 10286
                                         And Foreign and Domestic Subsidiaries,
a member of the Federal  Reserve  System,  at the close of business  March 31, 2004,  published in  accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal
Reserve Act.

                                                                                              Dollar Amounts
ASSETS                                                                                          In Thousands
Cash and balances due from depository institutions:
   Noninterest-bearing balances and currency
   and coin............................................                                           $2,589,012
   Interest-bearing balances...........................                                            8,872,373
Securities:
   Held-to-maturity securities.........................                                            1,382,393
   Available-for-sale securities.......................                                           21,582,893
Federal funds sold and securities purchased under
   agreements to resell................................
   Federal funds sold in domestic offices..............                                              792,900
   Securities purchased under agreements to
   resell..............................................                                              932,155
Loans and lease financing receivables:
   Loans and leases held for sale......................                                              555,415
   Loans and leases, net of unearned
     income............................................                                           36,884,850
   LESS: Allowance for loan and
     lease losses......................................                                              628,457
   Loans and leases, net of unearned
     income and allowance..............................                                           36,256,393
Trading Assets.........................................                                            3,654,160
Premises and fixed assets (including capitalized
   leases).............................................                                              929,969
Other real estate owned................................                                                  319
Investments in unconsolidated subsidiaries and
   associated companies................................                                              247,156
Customers' liability to this bank on acceptances
   outstanding.........................................                                              215,581
Intangible assets......................................
   Goodwill............................................                                            2,687,623
   Other intangible assets.............................                                              752,283







Other assets...........................................                                            7,905,137
                                                                                                 ___________
Total assets...........................................                                          $89,355,762
                                                                                                 ===========
LIABILITIES
Deposits:
   In domestic offices.................................                                          $33,940,195
   Noninterest-bearing.................................                                           13,973,047
   Interest-bearing....................................                                           19,967,148
   In foreign offices, Edge and Agreement
     subsidiaries, and IBFs............................                                           22,717,175
   Noninterest-bearing.................................                                              447,242
   Interest-bearing....................................                                           22,269,933
Federal funds purchased and securities sold under
     agreements to repurchase..........................
   Federal funds purchased in domestic

     offices...........................................                                              442,904
   Securities sold under agreements to
     repurchase........................................                                              671,802
Trading liabilities....................................                                            2,452,604
Other borrowed money:
   (includes mortgage indebtedness and obligations
   under capitalized leases)...........................                                           10,779,148
Bank's liability on acceptances executed and
   outstanding.........................................                                              217,705
Subordinated notes and debentures......................                                            2,390,000
Other liabilities......................................                                            7,230,967
                                                                                                 ___________
Total liabilities......................................                                          $80,842,500
                                                                                                 ===========
Minority interest in consolidated
   subsidiaries........................................                                              141,523

EQUITY CAPITAL
Perpetual preferred stock and related
   surplus.............................................                                                    0
Common stock...........................................                                            1,135,284
Surplus................................................                                            2,080,657
Retained earnings......................................                                            5,021,014
Accumulated other comprehensive income.................                                              134,784
Other equity capital components........................                                                    0
------------------------------------------------------------------------------------------------------------
Total equity capital...................................                                            8,371,739
                                                                                                 ___________
Total liabilities minority interest and equity capital.                                          $89,355,762
                                                                                                 ===========

                                                         2





         I, Thomas J. Mastro,  Senior Vice  President and  Comptroller  of the  above-named  bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.


                                                                                 Thomas J. Mastro,
                                                            Senior Vice President and Comptroller

         We, the undersigned  directors,  attest to the correctness of this statement of resources and liabilities.  We declare that it has been  examined by us, and to the best of our knowledge and belief has been prepared in  conformance  with the instructions  and is true and correct.

                                __
Thomas A. Renyi                   |
Gerald L. Hassell                 |
Alan R. Griffith                  |                         Directors
                                __|

------------------------------------------------------------------------------------------------------------------------------------

                                                         3